GENERAL	6 Months Ended
Jun. 30, 2026
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL

NOTE 1 - GENERAL:

ZOOZ Strategy Ltd. (formerly – ZOOZ Power) (hereinafter - “the Company”), an Israeli Company, was incorporated and commenced operations in Israel on February 5, 2013. The offices of the Company are located at 4 Hamelacha St., Lod, Israel.

The Company operates as one operating segment focused on developing and marketing Flywheel-based power boosting and power management solutions. The system is based on kinetic storage using flywheels.

In July 2025 the Company adopted bitcoin as its primary treasury reserve asset on an ongoing basis. The Company continues to maintain its flywheel technology and related activities; however, the scale of such activities has decreased compared to prior periods.

On October 16, 2025, the Company changed its name from ZOOZ Power to ZOOZ Strategy.

On July 29, 2025, the Company entered into securities purchase agreements with certain institutional and accredited investors for a private placement consisting of ordinary shares, pre-funded warrants, and warrants (the “Private Placement”).

Cash proceeds received from investors totaled approximately $167 million, resulting in net proceeds of approximately $153 million.

During the period between January 5, 2026, and February 12, 2026, the Company repurchased 91,551 of its ordinary shares pursuant to a Rule 10b5-1 Repurchase Plan. For further details see note 7.

On May 11, 2026, the extraordinary general meeting of the Company’s shareholders approved a reverse share split of the Company’s ordinary Shares, effective as of June 1, 2026, at a conversion ratio of 20. For further details see note 7.

Operations in Israel

In October 2023, following terrorist attacks in southern Israel, the Israeli government declared war against Hamas and commenced a military campaign in the Gaza Strip (the “Swords of Iron” war). Since then, there have been additional hostilities along Israel’s borders and regional security escalations, including military actions involving Iran and related operations such as “Operation Rising Lion.” To date, the Company’s operations and financial results have not been materially affected by these events. However, as these developments are beyond the Company’s control, their continuation or escalation could adversely affect the Company’s operations in the future.

Liquidity

The Company incurred net losses for the six months ended June 30, 2026, and June 30, 2025, in the amounts of $46,855 thousand and $7,045 thousand and generated negative cash flows from operating activities of $2,842 thousand and $4,950 thousand, respectively. The Company’s cash balance as of June 30, 2026, is $23,271 thousand.

The Company has historically financed its operations primarily through capital raising transactions. During 2025, the Company completed equity capital raising transactions, including private placements and at-the-market offerings, resulting in net proceeds of approximately $153 million.

The Company generated limited revenues from its ongoing operations in prior periods. In addition, during 2025 the Company adopted a treasury strategy pursuant to which a substantial portion of the funds raised was invested in bitcoin.

While the Company’s digital asset holdings are subject to market volatility and do not generate operating cash flows, management believes that the Company’s existing cash balances, together with its ability, if necessary, to utilize its liquid resources, including digital asset holdings to finance its operating expenditures, will be sufficient to meet its anticipated operating and capital requirements for at least the twelve months following the date of issuance of these financial statements.

ZOOZ STRATEGY LTD

NOTES TO THE FINANCIAL STATEMENTS (continued)

(Unaudited)